EXHIBIT 99.1


PRESS RELEASE                                        OLD LINE BANCSHARES, INC.
FOR IMMEDIATE RELEASE                                CONTACT:
February 9, 2004                                     CHRISTINE M. RUSH
                                                     CHIEF FINANCIAL OFFICER
                                                     (301) 645-0333


        OLD LINE BANCSHARES, INC. FOURTH QUARTER NET INCOME RISES 68.61%

WALDORF, MD. (NASDAQ: OLBK)-James W. Cornelsen, President and Chief Executive Officer of Old Line Bancshares, Inc., the parent company of Old Line Bank, reported that net income for the quarter ended December 31, 2003 rose 68.61% to $132,381 from $78,515 for the quarter ended December 31, 2002. For the twelve month period ending December 31, 2003, net income grew 39.18% to $470,262 from $337,869 during the same period in 2002. Basic and fully diluted earnings per share on the weighted average number of shares outstanding were $0.34 for the year compared to $0.39 for the same period in 2002.

Mr. Cornelsen said he was pleased with the fourth quarter results and anticipates continued earnings improvement as the bank's management moves the increased capital obtained in June 2003 into higher earning loans and other assets. He also announced that the Board of Directors has declared a $0.03 per share quarterly dividend payable March 15, 2004 to all shareholders of record as of March 1, 2004.

During 2003, total assets grew $17.3 million to $89.5 million which represented a 23.93% increase over the December 31, 2002 level of $72.2 million.

The loan portfolio, net of allowance for loan losses, grew 38.22% or $16.5 million to $59.5 million over the 2002 level of $43 million. The growth in the loan portfolio reflects the Bank's higher lending limit and as a result its ability to retain a higher portion of loans previously participated out to other financial institutions and continued business development efforts. The allowance for loan losses was $547,690 or 0.92% of gross loans at December 31, 2003, compared to $389,553 or 0.90% of gross loans at December 31, 2002. Our non-performing loans continue to be immaterial. At year end December 31, 2003, there were no loans past due more than 90 days.

Deposits amounted to $69.3 million at December 31, 2003, which represents a $7.0 million or 11.35% increase from $62.3 million of total deposits at December 31, 2002. Deposit growth remained strong during the period.

As a result of the $6.9 million in additional equity obtained in Old Line Bank's June 2003 public offering, return on average equity for the year ended December 31, 2003 decreased to 5.12% compared to a return on average equity of 6.40% for the year ended December 31, 2002. Consistent with rapid asset growth, return on average assets was .58% compared to .53% for the same period in 2002.

In Old Line Bank's public offering that was completed in June 2003, we issued an additional 897,000 shares of common stock, as restated for the 200% stock dividend that was paid on October 10, 2003. During the period, we completed the formation of the holding company and we became a listed stock on the Nasdaq SmallCap Market. The $86,726 in organization expenses associated with formation of the holding company and applying for listing on the Nasdaq Small Cap market increased non-interest expenses during the year and also negatively impacted earnings per share. Additionally, the .25% reduction in the targeted Federal Funds rate negatively impacted earnings during the year. We anticipate continued improvement in earnings as we continue to deploy the offering proceeds into increased loan volume.


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Old Line Bancshares, Inc. is the parent company of Old Line Bank, a Maryland chartered commercial bank headquartered in Waldorf, Maryland, approximately 10 miles south of Andrews Air Force Base and 25 miles southeast of Washington, D.C. Old Line Bank also operates from an additional branch in Waldorf, Maryland and two branches in Prince George's County, Maryland. Its primary market area is the suburban Maryland (Washington, D. C. suburbs) counties of Prince George's, Charles and northern St. Mary's. It also targets customers throughout the greater Washington, D.C. metropolitan area. At December 31, 2003, Old Line Bank had total assets of $89.5 million, loans less allowance for loan losses of $59.5 million and total deposits of $69.3 million.

The statements in this press release that are not historical facts constitute "forward-looking statements" as defined by Federal Securities laws. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, changes in interest rates and changes in economic, competitive, governmental, regulatory, technological and other factors which may affect Old Line Bancshares, Inc. specifically or the banking industry generally. Forward-looking statements speak only as of the date they are made. Old Line Bancshares, Inc. will not update forward-looking statements to reflect factual assumptions, circumstances or events that have changed after a forward-looking statement was made. For further information, please refer to Old Line Bancshares, Inc. Registration Statement on Form 10-SB and Old Line Bancshares, Inc.'s periodic reports on Form 10-QSB filed with the U.S. Securities and Exchange Commission and available at their web site www.sec.gov.



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

                            OLD LINE BANCSHARES, INC.

                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                  As of December 31, 2003 and December 31, 2002

                                                                                     December 31,          December 31, 2002
                                                                                         2003
                                                                                      (Unaudited)
                                                Assets

Cash and due from banks                                                                $ 2,477,119               $1,409,172
Federal funds sold                                                                       4,002,828                5,622,983
Time deposits in other banks                                                               700,000                  600,000
Securities available for sale                                                           17,381,519               13,387,553
Securities held to maturity                                                              1,803,812                5,351,588
Loans, less allowance for loan losses                                                   59,517,690               43,058,786
Restricted equity securities at cost                                                       818,450                  373,750
Bank premises and equipment                                                              2,279,669                1,920,243
Accrued interest receivable                                                                315,326                  305,486
Deferred income taxes                                                                       60,925                        -
Other assets                                                                               178,465                  215,140
                                                                                -------------------      -------------------
                                                                                       $89,535,803              $72,244,701
                                                                                ===================      ===================

                                             Liabilities and Stockholders' Equity
Deposits
   Noninterest-bearing                                                                 $19,902,350              $12,614,536
   Interest bearing                                                                     49,422,728               49,641,789
                                                                                -------------------      -------------------

      Total deposits                                                                    69,325,078               62,256,325
Borrowed funds                                                                           7,000,000                4,000,000
Accrued interest payable                                                                   149,831                  250,259
Income tax payable                                                                         130,675                    -
Deferred income taxes                                                                         -                      34,021
Other liabilities                                                                          102,566                   17,503
                                                                                -------------------      -------------------
                                                                                        76,708,150               66,558,108
                                                                                -------------------      -------------------

Stockholders' equity
  Common stock, par value $.01 per share in 2003 and $10 per share in 2002;
         authorized 5,000,000 shares in 2003 and 1,000,000 in
2002;
           issued and outstanding 1,756,894.5 in 2003 and 286,631.5 in                      17,569                2,866,315
2002
  Surplus                                                                               12,362,902                2,600,000
  Undivided profits                                                                        517,097                  127,091
                                                                                -------------------      -------------------
                                                                                        12,897,568                5,593,406
  Accumulated other comprehensive income (loss)                                           (69,914)                   93,187
                                                                                -------------------      -------------------
                                                                                        12,827,654                5,686,593
                                                                                -------------------      -------------------
                                                                                       $89,535,803              $72,244,701
                                                                                ===================      ===================




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

                            OLD LINE BANCSHARES, INC.

                        CONSOLIDATED STATEMENTS OF INCOME
                     -------------------------------------
                     For the three and twelve month periods
                        ended December 31, 2003 and 2002
                                   (Unaudited)

                                                      Three Months Ended,                       Twelve Months Ended
                                                         December 31,                               December 31,
                                                    2003                 2002                 2003                   2002
                                                -------------        -------------        --------------         --------------
Interest revenue
   Loans, including fees                           $ 902,021            $ 732,134           $ 3,282,351            $ 2,824,634
   U.S. Treasury Securities                            4,840              -                       4,840
   U.S. Government Agency Securities                  73,959              117,506               392,966                609,988
   Mortgage backed securities                         25,145               46,703               101,186                160,498
   Tax exempt securities                              24,737               11,663                88,397                 22,204
   Federal funds sold                                 18,283               29,778                82,300                109,880
   Other                                              11,161               11,671                42,310                 29,129
                                                -------------        -------------        --------------         --------------
          Total interest revenue                   1,060,146              949,455             3,994,350              3,756,333
                                                -------------        -------------        --------------         --------------
Interest expense
   Deposits                                          229,336              309,196             1,063,399              1,302,098
   Borrowed funds                                     49,258               49,066               195,392                194,835
                                                -------------        -------------        --------------         --------------
          Total interest expense                     278,594              358,262             1,258,791              1,496,933
                                                -------------        -------------        --------------         --------------

          Net interest income                        781,552              591,193             2,735,559              2,259,400

Provision for loan losses                             36,000               36,000               162,000                144,000
                                                -------------        -------------        --------------         --------------
          Net interest income after provision
for loan losses                                      745,552              555,193             2,573,559              2,115,400
                                                -------------        -------------        --------------         --------------

Non-interest revenue
   Service charges on deposit accounts                61,195               54,371               239,679                217,749
   Other fees and commissions                         70,695               67,832               272,703                215,458
   Gain on disposal of assets                        -                     36,875                88,359                 38,346
                                                -------------        -------------        --------------         --------------
          Total non-interest revenue                 131,890              159,078               600,741                471,553
                                                -------------        -------------        --------------         --------------

Non-interest expenses
   Salaries                                          342,914              287,747             1,233,855              1,021,878
   Employee benefits                                  48,788               37,063               195,579                157,676
   Occupancy                                          49,327               74,567               199,567                202,478
   Equipment                                          30,514               25,378               118,947                 99,386
   Data processing                                    29,012               25,981               113,260                 98,904
   Other operating                                   175,914              145,736               618,214                503,878
                                                -------------        -------------        --------------         --------------
          Total non-interest expenses                676,469              596,472             2,479,422              2,084,200
                                                -------------        -------------        --------------         --------------

Income before income taxes                           200,973              117,799               694,878                502,753

Income taxes                                          68,592               39,284               224,616                164,884
                                                -------------        -------------        --------------         --------------
Net income                                         $ 132,381             $ 78,515             $ 470,262               $337,869
                                                =============        =============        ==============         ==============

Basic earnings per common share                         0.08                 0.09                  0.34                   0.39
Diluted earnings per common share                       0.07                 0.09                  0.34                   0.39


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


                            OLD LINE BANCSHARES, INC.
                                  Consolidated
                  Statement of Changes in Stockholders' Equity


                                                                                              Accumulated other
                                              Common Stock                         Undivided      Comprehensive    Comprehensive
                                        Shares       Par value          Surplus      Profits             Income          Income

 Balance, December 31, 2002            286,631.5   $  2,866,315   $  2,600,000    $ 127,091        $     93,187

 Capital Offering                      299,000.0      2,990,000      3,924,156
 Net income                                                                         470,262                        $    470,262
 Unrealized gain (loss) on
    securities available for
    sale net of income taxes                                                                           (163,101)       (163,101)
                                                                                                                   ------------
 Comprehensive income                                                                                              $    307,161
                                                                                                                   ============
  Exchange of $10 par value shares                  (5,850,459)      5,850,459
  for $.01 par value shares
 Stock split effected in the form   1,171,263.0         11,713         (11,713)
  of a 200% stock dividend
 Cash dividend $.09 per share                                                       (80,257)
                                    -----------    ------------   ------------    ---------        ------------
 Balance, December 31, 2003         1,756,894.5    $     17,569   $ 12,362,902    $ 517,096        $    (69,914)
                                    ===========    ============   ============    =========        ============



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